March 1, 2021

Earnings Presentation

Q4 2020

cardlytics

Disclaimer

This presentation includes forward-looking statements. All statements contained in this presentation other than statements of historical facts, including statements regarding expectations about future financial performance or results of Cardlytics, Inc. ("Cardlytics," "we," "us," or "our) including our financial guidance for the three months ending March 31, 2021 and the year ended December 31, 2021, the potential benefits of our acquisition of Dosh, the anticipated impact of our key priorities on driving growth, growth in FI MAUs, expectations regarding adding additional marketers and marketer spend in 2021, the timing and evolution of our platform to provide self-service, the impact of COVID-19 on our business and the economy as a whole, the impact of our rise, retain, and return strategy and the sufficiency of our capital structure, are forward looking statements. The words "anticipate," believe," "continue," "estimate," "expect," "intend," "may," "will" and similar expressions are intended to identify forward-looking statements. The future events and trends discussed in this presentation may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond our control. Our actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to: risks related to the uncertain impacts that COVID-19 may have on our business, financial condition, results of operations; unfavorable conditions in the global economy and the industries that we serve; our quarterly operating results have fluctuated and may continue to vary from period to period; our ability to return to and sustain our revenue and billings growth; the timing of the phased launch of the Cardlytics platform by U.S. Bank; risks related to our substantial dependence on our Cardlytics platform product; risks related to our substantial dependence on JPMorgan Chase Bank, National Association ("Chase"), Bank of America, National Association ("Bank of America") and a limited number of other financial institution ("FI") partners; risks related to our ability to maintain relationships with Chase, Wells Fargo and Bank of America; the amount and timing of budgets by marketers, which are affected by budget cycles, economic conditions and other factors, including the impact of the COVID-19 pandemic; our ability to generate sufficient revenue to offset contractual commitments to FIs; our ability to attract new FI partners and maintain relationships with bank processors and digital banking providers; our ability to maintain relationships with marketers; our ability to adapt to changing market conditions, including our ability to adapt to changes in consumer habits, negotiate fee arrangements with new and existing FIs and retailers, and develop and launch new services and features; and other risks detailed in the "Risk Factors" section of our Form 10-K filed with the Securities and Exchange Commission on March 1, 2021. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance, achievements or events and circumstances reflected in the forward-looking statements will occur. We are under no duty to update any of these forward-looking statements after the date of this presentation to conform these statements to actual results or revised expectations, except as required by law.

In addition to U.S. GAAP financial information, this presentation includes billings, adjusted contribution, adjusted FI Share and other third-party costs, adjusted EBITDA, adjusted EBITDA margin, non-GAAP net (loss) income and non-GAAP net (loss) income per share, each of which is a non-GAAP financial measure. These non-GAAP financial measures are in addition to, and not a substitute for or superior to, measures of financial performance prepared in accordance with U.S. GAAP. Reconciliations of billings, adjusted contribution, adjusted FI Share and other third-party costs, adjusted EBITDA, adjusted EBITDA margin, non-GAAP net (loss) income and non-GAAP net (loss) income per share to the most directly comparable GAAP measures are included in the appendix to this presentation. Please see appendix for definitions.

© 2021 Cardlytics

We power a native ad platform in banks' digital channels.


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Legal information

COVID-19 Continuity Plan

We are committed to helping our partners weather this pandemic and come out ahead on the other side. Our clients' profitable success is the lifeblood of what we do, and we're very proud to provide a connection between advertisers, banks and their mutual customers in these uncertain times.

Priorities	• Protect the health and well-being of our employees and our communities • Continue to invest in our people and our platform-innovation priorities • Help marketing clients with valuable insights and flexible campaigns • Keep our technology and operations running smoothly • Deliver relationship and technical support to our bank partners
Operational Continuity	• Global COVID-19 task force to address ongoing employee safety, operations, and communications • Employees productively and securely working from home since March 13th • Proactive system maintenance and stress testing • Our excellent capitalization enables financial flexibility, focusing on investment discipline
Marketing Client Support	• Creation of COVID-19 Analytics Dashboard to help clients understand shifts in consumer spend • Modified offers to support clients' updated business operations (e.g., online and delivery) • Campaign targeting adjustments to increase focus on active category spenders • Rise, Retain, Return strategy – acquire customers for clients experiencing a **rise** in spend; **retain** customers for those who have significantly grown their base; and help those negatively impacted **return** as quickly as possible

© 2021 Cardlytics

Cardlytics provides a scaled solution based on purchase intelligence

›163M
FI Monthly Active Users[1]

›$3.4T
in Annual Spend[2]

1 IN 2
U.S. Purchase Transactions[2]

Distinctive Benefits for Marketers

- Reach valuable banked customers
- Operate in a brand-safe, privacy-protected, trusted digital channel
- Market to the most valuable customers based on their actual spending
- Drive in-store and online traffic
- Closed-loop solution measures marketing results to the penny

(1) FI monthly active users ("FI MAUs") during the three months ended December 31, 2020. Please see appendix for definitions.
(2) Based on aggregated data of our current FI partners from the June 2020 Nielson Report.

© 2021 Cardlytics

Q4 2020 U.S. Engagement Metrics

We are providing these Q4 2020 U.S. engagement metrics to demonstrate baseline engagement metrics that may become typical now that Wells Fargo has fully launched. There may be variation in future quarters before these metrics stabilize. Additionally, factors such as bank launches, new advertisers with significant spend, and growth in nascent or new verticals, as well as global economic and health events, may impact these engagement metrics in the future.

Offer Activation Rates by Industry



3.67%
2.57%
4.69%
2.66%
6.65%
3.53%
2.87%
4.04%
E-Comm
Entertainment
Grocery
Other
Restaurant
Retail
Subscription
Travel

Campaign Spend Ratios by Industry



0.56%
0.77%
1.07%
0.45%
4.10%
1.60%
1.44%
1.51%
E-Comm
Entertainment
Grocery
Other
Restaurant
Retail
Subscription
Travel

Monthly log-in days[1] show that FI MAUs are logging in 10 days per month.

Offer activation rates[1] show higher rates for small-ticket, volume-heavy offers versus large-ticket and subscription offers.

Campaign spend ratios[1] show Cardlytics currently targets a small proportion of total FI MAU spend.

- As budgets increase and more advertisers come onto the platform, more spend from FI MAUs can be targeted with offers.
- There remains considerable room to target larger audiences in light of existing FI MAU engagement levels.

(1) Please see appendix for definitions.

© 2021 Cardlytics

Despite the challenging environment, we remain focused on our strategic initiatives

Drive Long-Term Revenue Growth

- Continued FI MAU expansion both organically and through new bank partnerships.
- Materially expand budgets with existing advertisers while penetrating new advertisers and verticals.

Demonstrate Operating Leverage

- Realize the value of technology, infrastructure, and personnel investments to support >200M FI MAUs.

Evolve the Platform

- Continue adding capabilities with more exposure, enhanced content and more touchpoints.
- Further simplify the Cardlytics buying process, unlocking new growth opportunities through reduced friction via automation.

© 2021 Cardlytics

Financial Information & Operating Metrics

Q4 2020 year-over-year results



($ in millions)
Revenue
Adj. Contribution(1)
Billings(1)
$58.6
$36.0
$17.6
Q1 19
$73.8
$48.7
$21.8
Q2 19
$82.8
$56.4
$24.7
Q3 19
$100.9
$69.3
$31.0
Q4 19
$67.8
$45.5
$20.4
Q1 20
$39.5
$28.2
$12.4
Q2 20
$62.1
$46.1
$19.7
Q3 20
$94.0
$67.1
$29.7
Q4 20

Q4 Billings (6.9%) y/y

Q4 Revenue (3.2%) y/y

Q4 Adj. Contribution (4.4%) y/y

(1) Adjusted contribution and billings are non-GAAP measures. Reconciliations of these non-GAAP measures to the most comparable GAAP measures are included in the appendix to this presentation, as well as the definitions of these non-GAAP measures.

© 2021 Cardlytics

Billings and Adjusted Contribution best reflect performance



Billings
Total in aggregate paid by marketers
Consumer Incentive
Set by CDLX to achieve marketing objectives; can fluctuate based on desired outcome
Enhanced Consumer Incentive
Additional Consumer Incentives funded by FI partners
GAAP Revenue
Recognized as Revenue; to be split between CDLX & our FI partners.
FI Share
Portion of Revenue shared with FI partners
Adjusted Contribution
Amount retained by CDLX; net of FI Share

© 2021 Cardlytics

Q4 2020 Results



BILLINGS
REVENUE
ADJ. CONTRIBUTION
Consumer Incentives
Adjusted FI Share
Adjusted Contribution
$31,642
$38,290
$31,003
(6.9%)
(3.2%)
(4.4%)
$26,883
$37,430
$29,652
Q4 2019
Q4 2020

(Amounts in thousands)

	Three Months Ended December 31		Change	
	2019	2020	$	%
Billings[1]	$100,935	$93,965	($6,970)	(6.9%)
Consumer Incentives	31,642	26,883	(4,759)	(15.0%)
Revenue	$69,293	$67,082	($2,211)	(3.2%)
Adjusted FI Share and other third-party costs[1]	38,290	37,430	(860)	(2.2%)
Adjusted contribution[1]	$31,003	$29,652	($1,351)	(4.4%)
Delivery costs	3,207	3,907	700	21.8%
Deferred FI implementation costs	696	958	262	37.6%
Gross Profit	$27,100	$24,787	($2,313)	(8.5%)

(1) Billings, adjusted FI share and other third-party costs and adjusted contribution are non-GAAP measures. Reconciliations of these non-GAAP measures to the most comparable GAAP measures are presented below under the headings "Reconciliation of GAAP Revenue to Billings" and "Reconciliation of GAAP FI Share and Other Third-Party Costs to Adjusted FI Share and Other Third-Party Costs" and "Reconciliation of GAAP Gross Profit to Adjusted Contribution." Please see appendix for definitions.

© 2021 Cardlytics

Significant FI MAU increase precedes opportunity for expected Billings growth and future ARPU expansion


(FI MAUs in millions)
FI MAUs(1)
ARPU(1)
$0.33
108.5
$0.40
120.1
$0.44
128.3
$0.52
133.4
140.8
$0.32
157.2
$0.18
161.6
$0.29
163.6
$0.41
Q1 19
Q2 19
Q3 19
Q4 19
Q1 20
Q2 20
Q3 20
Q4 20

(1) Please see appendix for definitions.

© 2021 Cardlytics

Dosh Overview

DO$H | Founded in 2016 | Headquartered in Austin, TX

Converting high value customers on behalf of new advertiser and fintech partners while helping more consumers save money.

Innovative Platform	• Dosh's technology complements Cardlytics' product and technology roadmap • Modern, efficient platform that can quickly integrate with neo-banks, fintechs, smaller banks, and consumer-facing organizations
Partnerships with Long-Term Potential	• Dosh brings partnerships with multiple neo-banks and fintech players, including Venmo, Betterment and Ellevest • Increased exposure with millennial and younger consumer audiences
New Advertising Solutions	• Potential to enable new content desired by existing FI partners, such as travel and local offers • Unique ways for advertisers to connect directly with consumers
Customer Engagement	• A test and learn DTC app to better understand engagement and drive advertiser ROI • Results utilized by FI partners to drive faster scaled deployments

Selected Customers

Walmart, adidas, instacart, Papa John's, proactiv, Disney+, Dunkin', GNC, Backcountry, philosophy, ollie, Sephora, Costco Wholesale, World Market, Thrive Market, Finish Line

© 2021 Cardlytics

Appendix

Appendix

Q4 2020 Results

(Amounts in thousands, except ARPU and per share amounts)

	Three Months Ended December 31,		Change		Year Ended December 31,		Change	
	2020	2019	AMT	%	2020	2019	AMT	%
Revenue	$67,082	$69,293	($2,211)	(3.2%)	$186,892	$210,430	($23,538)	(11.2%)
Billings[1]	93,965	100,935	(6,970)	(6.9%)	263,355	316,053	(52,698)	(16.7%)
Gross Profit	24,787	27,100	(2,313)	(8.5%)	63,274	79,457	(16,183)	(20.4%)
Adjusted contribution[1]	29,652	31,003	(1,351)	(4.4%)	82,182	95,219	(13,037)	(13.7%)
Net (loss) income attributable to common stockholders	(6,777)	3,427	(10,204)	NM	(55,422)	(17,144)	(38,278)	NM
Net (loss) income per share (EPS)	($0.24)	$0.12	($0.36)	NM	($2.04)	($0.72)	($1.32)	NM
Adjusted EBITDA[1]	$4,491	$6,891	(2,400)	(34.8%)	($7,780)	$6,052	(13,832)	NM
Adjusted EBITDA margin[1][2]	6.7%	9.9%	(3.2%)		(4.2%)	2.9%	(7.1%)	
Non-GAAP net (loss) income[1]	($1,523)	$5,153	(6,676)	NM	($23,252)	($1,900)	(21,352)	NM
Non-GAAP net (loss) income per share[1]	($0.05)	$0.18	($0.23)	NM	($0.85)	($0.08)	($0.77)	NM
FI MAUs (in millions)	163,570	133,435	30,135	22.6%	155,785	120,586	35,199	29.2%
ARPU	$0.41	$0.52	($0.11)	(20.9%)	$1.20	$1.72	($0.52)	(30.3%)

(1) Billings, adjusted contribution, adjusted EBITDA, non-GAAP net (loss) income and non-GAAP net (loss) income per share are non-GAAP measures. Reconciliations of these non-GAAP measures to the most comparable GAAP measures are included in the appendix to this presentation, as well as definitions of these non-GAAP terms.

(2) Adjusted EBITDA margin is calculated as adjusted EBITDA divided by revenue.

© 2021 Cardlytics

Appendix

Guidance

(Amounts in millions)

	Q1 2021 Guidance	FY 2021 Guidance
Billings[(1)]	$67.0 - $75.0	$360.0 - $400.0
Revenue	$47.0 - $53.0	$250.0 - $275.0
Adjusted Contribution[(1)]	$20.0 - $24.0	$110.0 - $125.0

(1) Billings and adjusted contribution are non-GAAP measures. Definitions of these non-GAAP measures are included in the appendix to this presentation. A reconciliation of billings to GAAP revenue on a forward-looking basis is presented below under the heading "Reconciliation of Forecasted GAAP Revenue to Billings." A reconciliation of adjusted contribution to GAAP gross profit on a forward-looking basis is not available without unreasonable efforts due to the high variability, complexity and low visibility with respect to the items excluded from this non-GAAP measure.

Appendix

Reconcilation of GAAP Revenue to Billings

(Amounts in thousands)

	Three Months Ended							
	Mar 31, 2019	Jun 30, 2019	Sept 30, 2019	Dec 31, 2019	Mar 31, 2020	Jun 30, 2020	Sept 30, 2020	Dec 31, 2020
Revenue	$35,988	$48,730	$56,419	$69,293	$45,509	$28,222	$46,079	$67,082
Plus:								
Consumer Incentives	22,562	25,046	26,373	31,642	22,267	11,299	16,014	26,883
Billings	$58,550	$73,776	$82,792	$100,935	$67,776	$39,521	$62,093	$93,965

© 2021 Cardlytics

Appendix

Reconciliation of GAAP Gross Profit to Adjusted Contribution

(Amounts in thousands)

	Three Months Ended							
	Mar 31, 2019	Jun 30, 2019	Sept 30, 2019	Dec 31, 2019	Mar 31, 2020	Jun 30, 2020	Sept 30, 2020	Dec 31, 2020
Revenue	$35,988	$48,730	$56,419	$69,293	$45,509	$28,222	$46,079	$67,082
Minus:								
FI Share and other third-party costs	19,004	27,620	32,470	38,986	26,138	16,811	27,971	38,388
Delivery costs(1)	3,246	3,370	3,070	3,207	3,406	3,499	3,498	3,907
Gross Profit	$13,738	$17,740	$20,879	$27,100	$15,965	$7,912	$14,610	$24,787
Plus:								
Delivery costs(1)	3,246	3,370	3,070	3,207	3,406	3,499	3,498	3,907
Deferred FI implementation costs	653	731	789	696	1,008	991	1,641	958
Adjusted contribution	$17,637	$21,841	$24,738	$31,003	$20,379	$12,402	$19,749	$29,652

(1) Delivery costs include stock-based compensation expense of (in thousands):

	Three Months Ended							
	Mar 31, 2019	Jun 30, 2019	Sept 30, 2019	Dec 31, 2019	Mar 31, 2020	Jun 30, 2020	Sept 30, 2020	Dec 31, 2020
Delivery costs: Stock-based compensation expense	$164	$199	$176	$172	$175	$357	$365	$283

© 2021 Cardlytics

Appendix

Reconciliation of GAAP FI Share and Other Third-Party Costs to Adjusted FI Share and Other Third-Party Costs

(Amounts in thousands)

	Three Months Ended							
	Mar 31, 2019	Jun 30, 2019	Sept 30, 2019	Dec 31, 2019	Mar 31, 2020	Jun 30, 2020	Sept 30, 2020	Dec 31, 2020
FI Share and other third-party costs	$19,004	$27,620	$32,470	$38,986	$26,138	$16,811	$27,971	$38,388
Minus:								
Deferred FI implementation costs[(1)]	653	731	789	696	1,008	991	1,641	958
Adjusted FI Share and other third-party costs	$18,351	$26,889	$31,681	$38,290	$25,130	$15,820	$26,330	$37,430

(1) Deferred FI implementation costs for the three months ended September 30, 2020 includes the impact of a $0.7 million write off related to certain platform features.

© 2021 Cardlytics

Appendix

Reconcilation of GAAP Net (Loss) Income to Adjusted EBITDA *(unaudited)*

(Amounts in thousands)

	Three Months Ended							
	Mar 31, 2019	Jun 30, 2019	Sept 30, 2019	Dec 31, 2019	Mar 31, 2020	Jun 30, 2020	Sept 30, 2020	Dec 31, 2020
Net (loss) income	($6,314)	($6,510)	($7,747)	$3,427	($13,531)	($19,758)	($15,356)	($6,777)
Plus:								
Income tax benefit	-	-	-	-	-	-	-	-
Interest expense (income), net	304	338	218	(312)	(284)	10	283	3,039
Depreciation and amortization expense	961	1,053	1,167	1,354	2,331	1,545	1,933	2,017
Stock-based compensation expense	1,708	3,072	7,486	3,585	4,126	9,108	11,578	7,584
Foreign currency (gain) loss	(491)	667	903	(1,859)	1,886	8	(1,066)	(2,377)
Deferred FI implementation costs	653	731	789	696	1,008	991	1,641	958
Costs associated with financing events	-	-	123	-	-	-	-	-
Loss on extinguishment of debt	-	23	28	-	-	-	-	-
Restructuring costs	-	-	-	-	482	403	391	47
Adjusted EBITDA	($3,179)	($626)	$2,967	$6,891	($3,982)	($7,693)	($596)	$4,491

© 2021 Cardlytics

Appendix

Reconciliation of GAAP Net (Loss) Income to Non-GAAP Net (Loss) Income and Non-GAAP Net (Loss) Income Per Share

(Amounts in thousands, except per share amounts)

	Three Months Ended December 31,		Year Ended December 31,	
	2020	2019	2020	2019
Net (loss) income	($6,777)	$3,427	($55,422)	($17,144)
Plus:				
Stock-based compensation expense	7,584	3,585	32,396	15,851
Foreign currency gain	(2,377)	(1,859)	(1,549)	(781)
Loss on extinguishment of debt	-	-	-	51
Restructuring costs	47	-	1,323	-
Costs associated with financing events	-	-	-	123
Non-GAAP net (loss) income	($1,523)	$5,153	($23,252)	($1,900)
Weighted-average number of shares of common stock used in computing non-GAAP net (loss) income per share:				
Weighted-average common shares outstanding, diluted	27,705	28,083	27,213	23,746
Non-GAAP net (loss) income per share attributable to common stockholders, diluted	($0.05)	$0.18	($0.85)	($0.08)

© 2021 Cardlytics

Appendix

Reconcilation of Forecasted GAAP Revenue to Billings

(Amounts in millions)

	Q1 2021 Guidance	FY 2021 Guidance
Revenue	$47.0 - $53.0	$250.0 - $275.0
Plus:		
Consumer Incentives	$20.0 - $22.0	$110.0 - $125.0
Billings	$67.0 - $75.0	$360.0 - $400.0

© 2021 Cardlytics

Appendix

Definitions

Adjusted contribution: We define adjusted contribution as the measure by which revenue generated from our marketers exceeds the cost to obtain the purchase data and the digital advertising space from our FI partners. Adjusted contribution demonstrates how incremental marketing spend on our platform generates incremental amounts to support our sales and marketing, research and development, general and administration and other investments. Adjusted contribution is calculated by taking our total revenue less our FI Share and other third-party costs exclusive of a non-cash equity expense and deferred FI implementation costs, which are non-cash costs. Adjusted contribution does not take into account all costs associated with generating revenue from advertising campaigns, including sales and marketing expenses, research and development expenses, general and administrative expenses and other expenses, which we do not take into consideration when making decisions on how to manage our advertising campaigns.

Adjusted EBITDA: We define adjusted EBITDA as our net (loss) income before income tax benefit; interest expense (income), net; depreciation and amortization expense; stock-based compensation expense; foreign currency gain (loss); deferred FI implementation costs; costs associated with financing events; loss on extinguishment of debt; change in fair value of warrant liabilities, net; restructuring costs and a non-cash equity expense recognized in FI Share.

ARPU: We define ARPU as the total Cardlytics platform revenue generated in the applicable period calculated in accordance with GAAP, divided by the average number of FI MAUs in the applicable period.

Billings: Billings represents the gross amount billed to marketers for advertising campaigns in order to generate revenue. Billings is reported gross of both Consumer Incentives and FI Share. Our GAAP revenue is recognized net of Consumer Incentives and gross of FI Share.

Campaign spend ratio: We define campaign spend ratio as the amount of spend from FI MAUs that is associated with the campaigns in which they were targeted with offers divided by the total amount of spend from FI MAUs in the industries in which FI MAUs were targeted with offers during the applicable period.

FI MAUs: We define FI monthly active users ("FI MAUs") as targetable customers or accounts of our FI partners that logged in and visited the online or mobile banking applications of, or opened an email containing our offers from our FI partners during a monthly period. We then calculate a average of these FI MAUs for the periods presented.

Monthly log-in days: We define monthly log-in days as the number of days in which FI MAUs logged in and visited the online or mobile banking applications of, or opened an email containing our offers from, our FI partners during a monthly period. We then calculate an average of the monthly log-in days for the periods presented.

Non-GAAP net (loss) income: We define non-GAAP net (loss) income as our net loss income before stock-based compensation expense; foreign currency gain; restructuring costs; and costs associated with financing events. Notably, any impacts related to minimum FI Share commitments in connection with agreements with certain FI partners are not added back to net loss in order to calculate adjusted EBITDA.

Non-GAAP net (loss) income per share: We define non-GAAP net (loss) income per share as non-GAAP net (loss) income divided by GAAP weighted-average common shares outstanding, diluted.

Offer activation rate: We define offer activation rate as the total number of offers activated by FI MAUs divided by the total number of offers served to FI MAUs in the applicable period.

© 2021 Cardlytics

Appendix

Industry Definitions

Industry	Segment Families
DTC	Direct to consumer
Entertainment	Amusement Parks, Cinema/Video, Concerts/Theater, Gaming, Golf, Miscellaneous Recreation Services, Museums/Parks, Radio, Sporting & Sporting Venues/Other, Ticket Providers
Grocery	Convenience, Grocery
Other	Business Services, Financial Institutions, Gyms/Fitness, Home/ Maintenance, Online Education/ Distance Learning, Other Services, Salon/Spa
Restaurant	Banquet/Caterers, Bars/Night Clubs/Taverns, Fast Food/ Quick Serve, Full Service Restaurants, Quick Serve Light Fares
Retail	Accessories, Apparel, Auto Services and Products, Beauty Products/Cosmetics, Books/ Magazine, Child/ Infant Care, Drug Store/Pharmacy, General/Multi-Line, Home & Garden, Office Supplies, Other Retail, Pets, Shoes & Athletic Footwear, Specialty Gifts, Sporting & Outdoor Goods
Subscription	Bundled, Insurance/Real Estate, Internet, Phone, Professional Services, Television
Travel	Airlines, Car Rental, Cruise Lines, Gas Stations, Hotels/Lodging, Other Travel, Parking Services, Personal Transportation, Tour Operators/Agencies, Travel Aggregators and Agencies
Exclusions	Antique/Pawn, Charitable and Social Service Organizations, Courier/Freight/Storage, Gambling, Government, Lifestyle/ Social, Medical Services, Other Educational, Schools

© 2021 Cardlytics

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